                                                                   Exhibit 10.55

                          RADNOR HOLDINGS CORPORATION
                       SENIOR EXECUTIVE RETIREMENT PLAN
                       --------------------------------
                       (Amended as of September 1, 1999)

                  Part I - Supplemental Retirement Benefits-
                  ------------------------------------------

ARTICLE I.  PURPOSE
--------------------

     The primary purpose of this Plan is to provide for the payment of supplemental retirement benefits to certain designated senior executives of Radnor Holdings Corporation and its affiliates as part of an integrated executive compensation program intended to assist in attracting, motivating and retaining senior executives of superior ability, industry and loyalty. Secondarily, this Plan provides a mechanism for the voluntary deferral of a senior executive's bonus for a period selected by the senior executive.

ARTICLE II.  DEFINITIONS
-------------------------

     The following terms used in this Plan shall have the following meanings unless a different meaning is clearly required by the context:

     2.1  "Active Participant" means a Participant who is also an active
           ------------------
employee of the Employer.

     2.2  "Administrator" means the Plan Sponsor or any individual or
           -------------
individuals appointed by the Plan Sponsor to be responsible for the administration and operation of the Plan in accordance with Article XI hereof.

     2.3  "Application" means a written form by which a Participant agrees to
           -----------
participate in the Plan, by which the Participant elects to defer a fixed dollar amount from his annual cash compensation, by which the Participant elects to make a voluntary year-end bonus deferral pursuant to Section 9.1 hereof, and on which the Participant makes certain other designations and elections as required thereon.

     2.4  "Benefit Commencement Date" means the first day of the month next
           -------------------------
following the Normal Retirement Date on which a Participant retires or any earlier date authorized by the Administrator for the commencement of benefit payments.

     2.5  "Chairman of the Board" means the Chairman of the Board of Directors
           ---------------------
of the Plan Sponsor, as it shall be constituted from time to time.

     2.6  "Code" means the Internal Revenue Code of 1986, as amended, any
           ----
successor statute of similar purpose and any regulations issued thereunder.

     2.7  "Cost of Insurance" means the annual term insurance cost of
           -----------------
maintaining the death benefit coverage of each Insurance Policy in force, as determined by the Insurer.
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                                                                               2

     2.8  "Deferred Benefit Account" means the book account to which a
           ------------------------
Participant's Deferral Contributions and Matching Contributions shall be credited and to which the other adjustments provided for in Article IV hereof shall be credited or debited, as the case may be.

     2.9  "Deferral Contribution" means the amount credited to a Participant's
           ---------------------
Deferred Benefit Account pursuant to Section 3.3 hereof.

     2.10 "Effective Date" means January 1, 1998.
           --------------

     2.11 "Employer" means the Plan Sponsor and each Participating Company.
           --------
Except as used in Article VIII hereof, each reference to the singular shall be deemed a reference to each Employer individually. In Article VIII "Employer" is intended to refer to the Plan Sponsor and each Participating Company together.

     2.12 "Enrollment Period" means the initial period of forty-five days
           -----------------
commencing on the date an individual becomes a Senior Executive, provided that if there is less than forty-five days until the Senior Executive's initial Entry Date, the initial Enrollment Period shall be shortened to the period preceding such Entry Date. Apart from this initial Enrollment Period, Enrollment Period means for each Plan Year the period from November 1 to December 15 immediately preceding the first day of such Plan Year.

     2.13 "Entry Date" means the first day of January, April, July and October.
           ----------

     2.14 "Insurance Policy" or "Policy" means each Pacific Life Custom COLI
           ----------------      ------
Flexible Premium Variable Life Insurance Policy, including any rider thereto, ("Pacific Life Policy") owned by the Rabbi Trust, insuring the life of a Participant and naming the Rabbi Trust as the beneficiary or any similar policy which may be obtained hereafter either as a substitute for, or as an addition to, a Pacific Life Policy.

     2.15 "Insurer" means the life insurance company that has issued an
           -------
Insurance Policy on the life of a Participant pursuant to this Plan.

     1.16 "Investment Option" means any investment vehicle deemed to be made
           -----------------
          available under the Plan for purposes of determining the balance in a Participant's Deferred Benefit Account. With respect to amounts deemed to be invested in a Policy on the life of a Participant, such Investment Options may include, but are not limited to, each of the separate mutual fund variable accounts available under such Policy. With respect to the amounts credited to the Deferred Benefit Accounts which are not deemed to be invested in a Policy, Investment Options may include, but are not limited to, each of the mutual funds or other investment vehicles selected by the Administrator and deemed available for investment of the assets held by the Rabbi Trust.

     2.17 "Marginal Tax Rate" means the sum of (a) the highest marginal tax
           -----------------
rate, including
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                                                                               3

any surcharge, that could be applicable to the Plan Sponsor for federal income tax purposes for the taxable year for which the determination is being made and
(b) the tax-effected composite of the highest marginal tax rates, including any surcharges, for state income tax purposes, e.g., the product of (i) the composite of the highest marginal state tax rates imposed on the members of the Plan Sponsor's consolidated group and (ii) one minus the federal marginal highest tax rate, that apply to the Plan Sponsor and its affiliates for the same taxable year being used for purposes of part (a), above. For example, the 1998 Marginal Tax Rate (assuming the composite of the highest marginal state tax rates is ten percent (10%)) is the sum of 35% (the highest marginal federal tax rate) and 6.5% (the tax-effected composite marginal state tax rate).

     2.18  "Matching Contribution" means the amount credited to a Participant's
            ---------------------
Deferred Benefit Account pursuant to Section 3.4 hereof.

     2.19  "Memorandum" means the Offering Memorandum, dated May 1, 1997 and
            ----------
supplemented as of September 1, 1997, for the Pacific Life Policy, as it may be further supplemented or amended from time to time, and any other similar offering memorandum for any other Insurance Policy. The terms and conditions of each such Memorandum shall be deemed incorporated herein by this reference.

     2.20  "Normal Retirement Date" means the date on which a Participant who
            ----------------------
has both attained age 65 and completed at least five Years of Active Participation retires from his Employer.

     2.21  "Participant" means a current or former Senior Executive who elected
            -----------
to participate by completing an Application, who is receiving, or who may become eligible to receive, a benefit under the Plan and for whom a Deferred Benefit Account is being maintained.

     2.22  "Participating Company" means WinCup Holdings, Inc., StyroChem U.S.,
            ---------------------
Inc., Radnor Management, Inc. and any other eligible employer that in accordance with Section 12.7 hereof has agreed to adopt and to become a party to the Plan and the Trust Agreement with the approval of the Chairman of the Board.

     2.23  "Plan" means the Radnor Holdings Corporation Senior Executive
            ----
Retirement Plan, as set forth herein and as it may be amended from time to time.

     2.24  "Plan Sponsor" means Radnor Holdings Corporation, a Delaware
            ------------
corporation and any successor to its business.

     2.25  "Plan Year" means January 1, 1998 to December 31, 1998 and each
            ---------
calendar year thereafter during which this Plan remains in effect.

     2.26  "Rabbi Trust" means the grantor trust and trust fund, of which the
            -----------
Plan Sponsor is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code, and which is established and maintained pursuant to the terms of the Trust Agreement.
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                                                                               4

     2.27  "Senior Executive" means an officer, general manager, salesman or
            ----------------
other senior executive who is a member of a select group of management or highly-compensated employees employed by an Employer and who the Chairman of the Board has designated as eligible to participate in this Plan.

     2.28  "Trust Agreement" means the agreement and declaration of trust
            ---------------
executed pursuant to Section 12.5 hereof.

     2.29  "Trustee" means the corporate trustee or one or more individuals,
            -------
collectively, appointed and acting as trustee under the Trust Agreement and such successor and additional trustees as shall be named pursuant to the terms of the Trust Agreement.

     2.30  "Valuation Date" means the last day of each calendar quarter ending
            --------------
after the Effective Date, and for each Participant whose employment has terminated or who has died, the date of such termination or death.

     2.31  "Voluntary Deferral Account" means the book account to which a
            --------------------------
Participant's voluntary year-end bonus deferral shall be credited and to which the adjustments provided for in Article IX hereof shall be credited or debited, as the case may be.

     2.32  "Years of Active Participation" means the quotient (rounded to the
            -----------------------------
next lower whole number) obtained by dividing (i) the number of months of participation by an Active Participant, completed during the period from the effective date of an Active Participant's initial deferral election to the earlier of the date on which an Active Participant no longer has a balance in his Deferred Benefit Account or the date on which he is no longer an employee of the Employer, by (ii) twelve (12). Participation, active or otherwise, shall also cease following the termination of the Plan. Separate periods for which a Participant is credited with Years of Active Participation, but which are separated by one or more periods which do not qualify as participation by an Active Participant, shall be aggregated for purposes of determining the Participant's total Years of Active Participation.

ARTICLE III. PARTICIPATION; CONTRIBUTIONS
-----------------------------------------

     3.1   Commencement of Participation.  Each individual when first designated
           -----------------------------
a Senior Executive shall be initially eligible to commence participation on the immediately following Entry Date. In order to commence his participation a Senior Executive must file an Application with the Administrator during the initial Enrollment Period. If the Senior Executive fails to commence participation in this Plan on the initial Entry Date, the Senior Executive shall thereafter commence participation on the January 1st next following the Enrollment Period during which his initial Application is filed with the Administrator. Participation in the Plan is voluntary. Prior to a Senior Executive's commencement of participation in the Plan, the Administrator shall provide each Senior Executive with a copy of the most recent prospectus associated with each Investment Option and shall make available a copy of the Memorandum to each Senior Executive who requests a copy to review. Each Senior Executive shall be considered to be familiar with the terms and conditions of the Memorandum regardless of
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                                                                               5

whether the Senior Executive has requested a copy to review. By applying to become an Active Participant, a Senior Executive shall be deemed conclusively to have assented to the provisions of this Plan and all amendments hereto.

     3.2  Re-Employment.  If a Participant whose employment with the Employer
          -------------
has been terminated is subsequently re-employed, he shall not become an Active Participant until he is again designated as a Senior Executive and he applies to commence participation in accordance with the provisions of Section 3.1 hereof.

     3.3  Participant Deferral Election.
          -----------------------------

          3.3.1 In a Participant's initial Application the Participant shall direct his Employer to reduce his annual cash compensation by a fixed dollar amount which in turn shall be credited by the Administrator to the Participant's Deferred Benefit Account within no more than thirty days after the date on which the Participant would have otherwise received such deferred amount as current compensation. A Participant's compensation deferrals shall be made through periodic payroll reductions.

          3.3.2 As a condition of becoming a Participant, a Senior Executive must agree that his initial deferral election shall be irrevocable for a period of five consecutive years ending on the day before the fifth anniversary of the effective date of such deferral election. In the event that this condition is not satisfied, the Employer shall pay to the Participant within 90 days of the revocation of the Participant's initial deferral election an amount equal to the lesser of (i) the product of the cash surrender value of the Policy insuring the Participant's life and a fraction, the numerator of which shall be an amount equal to the aggregate Deferral Contributions credited to the Participant's Deferred Benefit Account and the denominator of which shall be the sum of the aggregate Deferral Contributions and Matching Contributions credited to the Participant's Deferred Benefit Account or (ii) the Participant's aggregate Deferral Contributions. The Participant's participation in this Plan shall cease upon receipt of this payment and the unpaid balance in the Participant's Deferred Benefit Account shall be forfeited. If such Senior Executive again chooses to become a Participant, each subsequent deferral election shall be treated as an initial deferral election until the five year requirement set forth in this Section 3.3.2 has been satisfied.

          3.3.3 Once a Participant has maintained a single deferral election in effect for at least five years, the Participant may from time to time thereafter change his deferral election by a notice provided to the Administrator or its designee in writing or in any other form acceptable to the Administrator during any Enrollment Period. In the absence of any such change, the Participant's deferral election shall continue in force indefinitely.

     3.4  Matching Contribution.  By no later than the last day of each Plan
          ---------------------
Year, the Employer shall credit a Matching Contribution to each Active Participant's Deferred Benefit Account in an amount equal to 100% of such Participant's Deferral Contributions made during such Plan Year, provided that in no event shall a Matching Contribution greater than $10,000 be credited to any Active Participant's Deferred Benefit Account for any Plan Year.
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                                                                               6

ARTICLE IV. INVESTMENTS AND ALLOCATIONS
-----------------------------------------

     4.1  Deferred Benefit Accounts.  A Deferred Benefit Account shall be
          -------------------------
established and maintained in the name of each Participant which shall become vested in the Participant as specified in Article VI hereof and to which shall be credited or debited, as the case may be: (i) amounts equal to the Participant's Deferral Contributions; (ii) amounts equal to the Employer's Matching Contributions; (iii) any deemed earnings and losses allocated to the Deferred Benefit Account; (iv) any taxes due with respect to earnings credited to the Deferred Benefit Account; and (v) the fees, taxes, Cost of Insurance and other charges or expenses which must be debited from the Deferred Benefit Account in accordance with the terms of any Investment Option in which all or any portion of the balance in a Deferred Benefit Account is deemed invested.

     4.2  Allocation of Investment Results.  Pursuant to Section 4.5 hereof,
          --------------------------------
each Participant shall have the right to direct the Administrator as to how amounts credited to his Deferred Benefit Account shall be deemed to be invested among the Investment Options made available under the Plan. As of each Valuation Date the Administrator shall determine the increase or decrease in the deemed value of each Investment Option since the last Valuation Date and shall allocate that deemed investment experience plus any earnings, gains and losses deemed realized by the Trust among the Participants' Deferred Benefit Accounts based on the amount from each Deferred Benefit Account deemed invested in each Investment Option. Such investment experience shall be net of any Cost of Insurance, fees, taxes or other charges or expenses incurred with respect to any Investment Option either at the time a deemed investment is made or thereafter. For this purpose, the deemed value of an Insurance Policy on any Valuation Date shall be its then cash surrender value, as determined by the Insurer.

     4.3  Accounting for Distributions.  As of the date of any distribution
          ----------------------------
hereunder, the distribution to a Participant or his beneficiary shall be debited from such Participant's Deferred Benefit Account. Such amount shall be charged on a pro rata basis against the Investment Options in which the Participant's account balance is deemed to be invested.

     4.4  Allocation Not Equivalent of Vesting.  The fact that an allocation has
          ------------------------------------
been made pursuant to this Article IV will not operate to vest in a Participant any right, title or interest in or to any benefit under the Plan. Vesting of such benefits shall occur only in accordance with the provisions of Article VI hereof.

     4.5  Investment Directions of Participants.  Subject to such limitations as
          -------------------------------------
may from time to time be required by law or by this Plan or as may be imposed by the Administrator or the Trustee and further subject to the operating rules and procedures set forth in this Section 4.5 or such rules and procedures as may be imposed from time to time by the Administrator or the Trustee, each Participant may communicate to the Administrator or its designee in such manner and frequency as shall be designated by the Administrator a direction as to how the amounts credited to his Deferred Benefit Account should be deemed to be invested (in any whole percentage) among the Investment Options. Such election shall separately designate a deemed investment (i) for that portion of the Participant's Deferred Benefit Account attributable to amounts that have been credited to that account prior to the date on which such direction shall
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                                                                               7

become effective, and (ii) for that portion of the Participant's Deferred Benefit Account credited thereto after the date on which such direction shall become effective. Such directions shall become effective subject to the following rules and procedures:

          4.5.1 Any initial or subsequent investment direction shall be made during an Enrollment Period on the Application or on any other form or in any other manner authorized by the Administrator or its designee and shall be effective as of the date which is no more than thirty (30) days (or such shorter period as the Administrator may determine) after the filing of the appropriate form or after the receipt of any other authorized form of communication by the Administrator or its designee.

          4.5.2 All amounts credited to a Participant's Deferred Benefit Account shall be deemed to be invested in accordance with the Participant's then effective investment direction. As of the effective date of any new investment direction, all or a portion of the Participant's Deferred Benefit Account on that date shall be reallocated among the designated Investment Options according to the new investment direction and in the percentages specified in that investment direction unless and until a subsequent investment direction shall be filed and become effective.

          4.5.3 If the Administrator receives an investment direction which it finds is incomplete, unclear or improper, the Participant's investment direction then in effect shall remain in effect (or, in the case of a deficiency in an initial investment direction, the Participant shall be deemed to have filed no investment direction) until an effective direction is received, unless the Administrator permits corrective action prior thereto.

          4.5.4 If the Administrator possesses at any time a direction as to the deemed investment of less than all of the balance in a Participant's Deferred Benefit Account, the Participant shall be considered to have directed that the undesignated portion of the Deferred Benefit Account be deemed to be invested in the fixed income account of any Investment Option.

     4.6  Payment of Fees and Expenses.  As of each Valuation Date,
          ----------------------------
recordkeeping fees and Trustee fees, if any, of the Plan and the Rabbi Trust and any other professional fees or expenses incurred in connection with the operation of the Plan and the Rabbi Trust since the last Valuation Date shall be paid by the Trustee out of the Rabbi Trust, unless the Administrator, in its sole discretion, determines to provide for the payment of such fees and expenses. If payment is made from the Rabbi Trust, a Participant's allocable share of such payment shall be ratably debited from the balance in the Participant's Deferred Benefit Account.

     4.7  No Actual Investment Obligation.  Notwithstanding the existence of the
          -------------------------------
Rabbi Trust, each Deferred Benefit Account shall be a bookkeeping entry only. Neither the Employer nor the Trustee shall be obligated to purchase or maintain any asset in connection with the establishment and maintenance of the Deferred Benefit Accounts, and any reference to investments or Investment Options is solely for the purpose of computing the value of benefits under this Plan. To the extent a Participant, beneficiary or any other person acquires a right to receive payments under this Plan, that right shall be no greater than the right of any unsecured
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                                                                               8

general creditor of the Employer. Neither this Plan nor any action taken pursuant to the terms of this Plan shall be considered to create a fiduciary relationship between the Employer and any Participant or any other person or to establish a trust in which the assets are protected against the claims of any unsecured general creditor of the Employer.

ARTICLE V. BENEFITS
---------------------

     5.1  Normal Pension Benefit.  Except as otherwise provided in Sections 5.5
          ----------------------
and 6.3 hereof, if a Participant retires on a Normal Retirement Date his Employer shall pay to him an annual pension, as defined in Section 5.1.1 hereof, for each year ending before the fifteenth anniversary of his Benefit Commencement Date. This annual pension shall be paid in monthly installments, commencing on the Participant's Benefit Commencement Date and continuing to be paid on the first day of each subsequent month during the fifteen year payment period.

          5.1.1 The amount of a Participant's annual pension shall be the product of the annual benefit fraction and the total pension amount, where:

                 5.1.1.1 the annual benefit fraction shall be 1/15 for the first year, 1/14 for the second year, 1/13 for the third year, and so forth (i.e., the denominator for each succeeding year being one less than the denominator in effect during the previous year).

                 5.1.1.2 the total pension amount for each Plan Year shall be the amount credited to the Participant's Deferred Benefit Account as of the Valuation Date immediately preceding the Benefit Commencement Date and each anniversary thereof.

          5.1.2 A Participant who is entitled to a normal pension benefit shall also be paid a monthly supplemental pension benefit for as long as the normal pension benefit is being paid equal to the product of his monthly normal pension benefit and the Marginal Tax Rate, divided by one minus the Marginal Tax Rate.

     5.2  Vested Annual Pension.  Except as otherwise provided in Sections 5.5
          ---------------------
and 6.3 hereof, if a Participant who has completed at least 20 Years of Active Participation terminates employment with the Employer before reaching his earliest Normal Retirement Date, his Employer shall pay to him a vested annual pension in an amount equal to the annual pension and the supplemental pension, determined pursuant to Section 5.1 hereof as of the Valuation Date immediately preceding the first day of the month that follows what would have been the Participant's earliest Normal Retirement Date. The payment of the vested annual pension shall commence on the Benefit Commencement Date following such Normal Retirement Date and shall continue to be paid for each year ending before the fifteenth anniversary of his Benefit Commencement Date. This vested annual pension shall be paid in monthly installments, on the first day of each month during the fifteen year payment period.

     5.3  Limited Annual Pension.  Except as otherwise provided in Sections 5.5
          ----------------------
and 6.3 hereof, if a Participant who has more than five, but less than twenty, Years of Active Participation terminates employment with the Employer before reaching his earliest Normal

Retirement Date, his Employer shall pay to him a limited annual pension, as defined in Section 5.4 hereof, beginning on the Benefit Commencement Date following what would have been the Participant's earliest Normal Retirement Date, for each year ending before the fifteenth anniversary of his Benefit Commencement Date. This benefit shall be paid in monthly installments on the first day of each month during the fifteen year payment period.

     5.4  Amount of Limited Annual Pension.  The amount of the limited annual
          --------------------------------
pension shall be the product of the annual benefit fraction and the total limited annual pension amount, where:

          5.4.1  the annual benefit fraction shall be as defined in Section
5.1.1.1 hereof; and

          5.4.2 the total limited annual pension amount for each Plan Year shall be the vested portion of the amount credited to the Participant's Deferred Benefit Account as of the Valuation Date immediately preceding the Participant's Benefit Commencement Date and each anniversary thereof;

          5.4.3 a Participant who is entitled to a limited annual pension shall also be paid a monthly supplemental pension benefit for as long as the limited annual pension is paid equal to the product of the monthly limited pension amount and the Marginal Tax Rate, divided by one minus the Marginal Tax Rate.

     5.5  Forfeiture of Benefit Payments and Other Amounts.  In addition to (and
          ------------------------------------------------
not in derogation of) the forfeitures provided for in Section 6.3 hereof, if at any time while a Senior Executive is a Participant, he breaches any of the covenants relating to confidential information, nonsolicitation or noncompetition set forth in Article VIII hereof, the portion of the Participant's Deferred Benefit Account attributable to Matching Contributions shall be forfeited and all payments derived from such Matching Contributions that may be required under this Plan following such breach shall cease and be forfeited. Thereafter, the Employer shall recalculate such Participant's annual pension amount as if he had terminated employment with less than twenty Years of Active Participation, as provided in Section 5.4 hereof. All forfeitures arising pursuant to this Section 5.5 or any other provision of this Plan shall be used to reduce the amount of Matching Contributions that the Employer is required to make with respect to the Plan Year in which the forfeitures arose and with respect to any Plan Year thereafter.

     5.6  Form of Payment.  All distributions under the Plan shall be made in
          ---------------
cash or cash equivalents.

ARTICLE VI. VESTING
-------------------

     6.1  Retirement Date.  Except as otherwise provided in Sections 5.5 and 6.3
          ---------------
hereof, a Participant shall have a 100% vested interest in the balance in his Deferred Benefit Account if he retires from the Employer on a Normal Retirement Date.

     6.2  Termination Prior to Retirement Date.  Except as otherwise provided in
          ------------------------------------
Sections
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                                                                              10

5.5 and 6.3 hereof, the vested interest of a Participant whose employment terminates before his earliest Normal Retirement Date shall be:

          6.2.1 100% of that portion of the balance in the Participant's Deferred Benefit Account that is equal to the product of such balance and a fraction, the numerator of which is the Participant's aggregate Deferral Contributions and the denominator of which is the sum of the Participant's aggregate Deferral and Matching Contributions, if the Participant has completed less than 20 Years of Active Participation.

          6.2.2 100% of the balance credited to his Deferred Benefit Account, if the Participant has completed at least 20 Years of Active Participation.

     6.3  Forfeiture.  Except as hereinafter provided, a Participant shall
          ----------
forfeit his right to an annual pension in the event he dies before receiving payment of his annual pension for the entire fifteen year payment period or in the event the Employer terminates the Participant's employment for cause. In the latter event, the Participant shall only be entitled to the payment of an amount determined under Section 3.3.2 hereof as if the Participant had not satisfied the condition described in that section. For purposes of this Section
6.3 "cause" shall have one of the following meanings:

          6.3.1 If the Participant has an employment agreement with the Employer that defines what constitutes a termination for "cause" for purposes of that agreement, such definition shall also apply to this Plan; and

          6.3.2  In all other cases, "cause" shall mean:

                 6.3.2.1 fraud, theft, misappropriation or embezzlement of the Employer's funds;

                 6.3.2.2 conviction of any felony, crime involving fraud or misrepresentation, or any other crime (whether or not connected with his employment) the effect of which is likely to adversely affect the Employer;

                 6.3.2.3 abuse of alcohol, drugs or other controlled substances which interferes with the performance by the Participant of his employment duties; or

                 6.3.2.4 failure to substantially perform the Participant's employment duties, which failure continues uncured for a period of more than thirty (30) days and which failure is not principally caused by a physical or mental disability of the Participant.

          6.3.3 Notwithstanding the foregoing provisions of Section 6.3 or any other provision hereof, a Participant shall not be deemed to have been terminated for cause unless there shall have been delivered to the Participant a letter signed by the Chairman of the Board, stating that, in the good faith opinion of the Chairman of the Board, the Participant was guilty of conduct described in Section 6.3.2 hereof and specifying the particulars thereof in reasonable detail.
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                                                                              11

ARTICLE VII. DEATH BENEFIT
--------------------------

     7.1  Death after Pension Commencement.  If a Participant dies after the
          --------------------------------
commencement of his pension benefit under Section 5.1, 5.2 or 5.3 hereof, but before he receives 180 monthly installments, then, except as otherwise provided in Section 7.5 hereof, the Employer shall pay to the Participant's beneficiary an amount determined in accordance with Section 7.3 hereof.

     7.2  Death before Pension Commencement.  If a Participant dies before his
          ---------------------------------
pension benefit has commenced under Section 5.1, 5.2 or 5.3 hereof, then, except as otherwise provided in Section 7.5 hereof, the Employer shall pay to the Participant's beneficiary an amount determined in accordance with Section 7.3 hereof.

     7.3  Amount of Death Benefit.  The amount of the death benefit provided
          -----------------------
under the conditions set forth in Sections 7.1 and 7.2 hereof shall be an amount equal to the proceeds of the Policy, if any, insuring the Participant's life, reduced by an amount equal to the sum of (i) the aggregate Matching Contributions made to the Participant's Deferred Benefit Account and (ii) an amount equal to the product of the Participant's aggregate Deferral Contributions and the Marginal Tax Rate (Such reduced amount is hereafter referred to as the "net proceeds.") and then further supplemented by a portion of the proceeds equal to the product of the net proceeds and the Marginal Tax Rate, divided by one minus the Marginal Tax Rate.

     7.4  Beneficiary Designation.  Any death benefit payable pursuant to this
          -----------------------
Article VII shall be paid to the beneficiary designated by the Participant.
Such designation and any subsequent change of designation shall be made in writing on an appropriate form and shall be filed with the Administrator. If more than one beneficiary has been designated and survives the Participant, the Employer shall pay the benefit in equal shares to the designated surviving beneficiaries, unless a different proportion has been directed. If no designated beneficiary survives the Participant, the death benefit shall be paid to the Participant's estate.

     7.5  Insurance Policies.  It is the Employer's expectation that the death
          ------------------
benefits provided for in this Article VII shall be provided through the purchase of an Insurance Policy on each Participant's life. These Insurance Policies will be owned by the Rabbi Trust and the Rabbi Trust will be designated as the sole beneficiary thereof. Each Participant shall provide the Administrator with such information as it may require in order to enable the Trustee to apply for such insurance and to cooperate fully with the Administrator in respect of such application, including, without limitation, the taking of a physical examination, if requested to do so.

          7.5.1 Notwithstanding the foregoing provisions of this Section 7.5, in the event the Insurer to which an application for insurance coverage is made declines to issue an Insurance Policy at standard premium rates, the Administrator may determine not to purchase a Policy on such terms and may, in its sole discretion, determine to make other arrangements for the payment of an alternative death benefit hereunder. Such alternative arrangements may include, without limitation, purchasing additional life insurance on the life of a Participant who is insurable at standard premium rates.

          7.5.2 If a Participant should die while employed and the proceeds of the Policy on the Participant's life are not paid to the Rabbi Trust because the information the Participant furnished in connection with the issuance of such Policy was materially false or the Participant's death was caused by suicide within two years of the date of issuance of such Policy, the Employer will be under no obligation to pay the death benefit provided under this Article VII. In that event the Participant's beneficiary shall be entitled to the amount, if any, in the Participant's Deferred Benefit Account after the Employer has recovered its costs (including lost tax deductions), as described in Section 7.3(i) and (ii) hereof.

ARTICLE VIII. PROHIBITED ACTIVITIES
-------------------------------------

     8.1  Noncompetition and Nonsolicitation.  As a condition to the receipt of
          ----------------------------------
benefits hereunder, each Participant shall refrain during his employment and during the entire period preceding his receipt of all payments due to him pursuant to this Plan from engaging in all of the following activities:

          8.1.1 Entering into or engaging, directly or indirectly, in any business (either financially or as a shareholder, employee, officer, partner, independent contractor, or owner) which is competitive with the business of the Employer, provided that nothing herein shall prevent a Participant from investing in the securities of any company which are publicly traded so long as his investment does not give him any voice in the management or conduct of the affairs of such company;

          8.1.2 Soliciting business, accepting any business from or otherwise doing, or contracting to do, business with any person or entity who at any time during the Participant's period of employment with the Employer was an active customer or was actively solicited by the Employer according to the books and records of the Employer; or

          8.1.3 Soliciting, enticing, persuading, inducing, requesting or otherwise causing any employee, officer or agent of the Employer to refrain from rendering services to the Employer or to terminate his relationship, contractual or otherwise, with the Employer.

     8.2  Nondisclosure Covenant.  Each Participant covenants and agrees that he
          ----------------------
will not, except in the performance of his duties on behalf of the Employer, communicate or disclose to any person (other than the Employer and its employees), or use for his own account, without the prior written consent of an authorized representative of the Employer, any Confidential Information (as hereinafter defined) which was obtained or acquired by the Participant during his employment with the Employer. The Participant (i) shall retain such Confidential Information in trust for the sole benefit of the Employer and its successors and assigns, and (ii) shall promptly deliver to the Employer all tangible evidence of such Confidential Information prior to, or at the termination of, his employment with the Employer. For purposes of this Agreement, "Confidential Information" shall mean any and all knowledge and information relating to the business affairs of the Employer, their products, processes and/or services and their customers, creditors, shareholders, suppliers, contractors, agents, consultants and employees, including (but not limited to) the provisions of this Plan, provided, however, that Confidential Information shall not include any information which may be in the public domain or have come into the public domain not as a result of a breach by the Participant of his covenant hereunder.

     8.3  Breach of Covenants.  Any breach of the covenants set forth in this
          -------------------
Article VIII shall result in the forfeitures provided for in Section 5.5 hereof and can result in the Employer obtaining injunctive relief pursuant to Section
13.8 hereof in order to prevent any further breach of such covenants.

                   Part II - Voluntary Deferral of Bonuses
                   ---------------------------------------

ARTICLE IX.  ELECTION TO DEFER A BONUS
---------------------------------------

     9.1  Elections.  Each Active Participant and eligible Senior Executive
          ---------
shall have the right to defer on a voluntary basis all or any portion of the cash bonuses, if any, which he or she shall receive in the following Plan Year by filing an Application at the time and in the manner prescribed in this
Article IX. The amount of the bonus deferred by a Participant for a Plan Year pursuant to an Application shall be withheld from the payment of the Participant's bonus for the Plan Year (in accordance with the general pay practices of the Employers), and credited to the Participant's Voluntary Deferral Account in accordance with Article XI hereof. No Application filed by a former Senior Executive shall be valid or effective.

     9.2  Filing of Applications.  Each Participant's voluntary deferral
          ----------------------
election (the "Election") shall be made on the Application provided by the Administrator. Except as provided in Section 9.3 hereof, no Election shall be given effect unless it is filed with the Administrator on or before the close of business on September 30th of the Plan Year preceding the Plan Year in which the bonus will be paid. The Participant shall also designate on the Application a beneficiary to receive payment of the Participant's Voluntary Deferral Account in the event of his or her death.

     9.3  Filing of Elections by New Senior Executives.  Notwithstanding
          --------------------------------------------
Sections 9.1 and 9.2 hereof, a new Senior Executive may elect to defer all or any portion of his or her bonus to be earned for the Plan Year in which the new Senior Executive was hired by making and filing an Application with the Administrator within 30 days of such new Senior Executive's date of hire. Elections by such new Senior Executives for succeeding Plan Years shall be made in accordance with Sections 9.1 and 9.2 hereof.

     9.4  Plan Years to which Elections May Apply.  A separate Election may be
          ---------------------------------------
made for each Plan Year as to which a Participant desires to defer all or any portion of his or her bonus, but the failure of a Participant to make an Election for any Plan Year shall not affect such Participant's right to make an Election for any subsequent Plan Year.

     9.5  Limited Application of This Article.  The Election provided for in
          -----------------------------------
this Article IX shall apply solely to bonuses and shall not apply to any other form of compensation that an

Active Participant may be entitled to receive.

     9.6  Vesting.  Each Participant shall always have a 100% vested and
          -------
nonforfeitable right to the balance in the Participant's Voluntary Deferral Account.

ARTICLE X.  TIMING AND FORM OF DISTRIBUTION
--------------------------------------------

     10.1 Election of Form of Payment.  Subject to the restrictions set forth
          ---------------------------
in this Article X, and prior to receiving any distribution from his or her Voluntary Deferral Account, each Participant who has a Voluntary Deferral Account shall elect the form of payment for such distribution from among the options set forth in Section 10.3 hereof.

     10.2 Timing of Distribution.
          ----------------------

          10.2.1 Except as provided in Section 10.2.2 hereof, the distribution of the balance in a Participant's Voluntary Deferral Account shall take place following a Participant's termination of employment with the Employer or death, whichever occurs first. The amount and timing of that distribution shall be determined in accordance with Section 10.2.3 hereof.

          10.2.2 Each Participant may elect at any time to accelerate receipt of part or all of the balance in his or her Voluntary Deferral Account by filing an Application with the Administrator at least 18 months before the Valuation Date as of which the value of the distribution will be determined. Once a Participant has made an election in accordance with this Section 10.2, it shall be irrevocable.

          10.2.3 During the life of a Participant the distribution of any amount credited to his or her Voluntary Deferral Account shall be made as of the Valuation Date coinciding with or immediately following the event, other than death, which gave rise to the distribution, but in no event earlier than the 60th day following the date on which the Participant designates a form of payment for the distribution. In the event of a Participant's death while employed by the Employer or before distribution of the Voluntary Deferral Account has commenced, apart from distributions made pursuant to Section 10.2.2 hereof, the distribution of the balance in the Participant's Voluntary Deferral Account shall be made to his or her designated beneficiary in the form of a single cash payment made within thirty (30) days following the Participant's date of death in the amount determined as of the immediately preceding Valuation Date. If a Participant's death occurs when he or she is still receiving payments from his or her Voluntary Deferral Account, the balance of such payments shall be paid in a single cash amount to the Participant's designated beneficiary no later than thirty (30) days following the Participant's date of death.

     10.3 Forms of Payment.  Except as otherwise provided in the event of
          ----------------
death, the amounts credited to a Voluntary Deferral Account shall be paid in cash (or a cash equivalent) in the manner selected by the Participant from between either of the following forms of payment:

          10.3.1  A lump sum payment; or

          10.3.2  Substantially equal annual installments over a five (5), ten
(10) or fifteen (15) year period.

ARTICLE XI.  VOLUNTARY DEFERRAL ACCOUNTS
-----------------------------------------

     11.1  Voluntary Deferral Account.  A Voluntary Deferral Account shall be
           --------------------------
established for each Participant who makes an Election pursuant to Article IX hereof. Amounts deferred pursuant to Article IX hereof shall be credited to a Participant's Voluntary Deferral Account on the date his or her annual year-end bonus would otherwise have been paid to the Participant. Earnings on the balance credited to the Account shall be credited to the Voluntary Deferral Account as provided in Section 11.3 hereof.

     11.2  Investments.  Each Participant shall be permitted to designate the
           -----------
investment vehicles in which all or a portion of his or her Voluntary Deferral Account shall be deemed to be invested for purposes of determining the balance in his or her Voluntary Deferral Account. All designated investments shall be determined and selected in accordance with the rules and procedures established by the Administrator.

     11.3  Crediting of Earnings on Voluntary Deferral Accounts.
           ----------------------------------------------------

           11.3.1 Any income, gain or loss earned or realized on the balance reflected in a Participant's Voluntary Deferral Account shall be credited to that Voluntary Deferral Account. The crediting of such deemed investment experience to the Voluntary Deferral Account shall be made as of each Valuation Date.

           11.3.2 Effective for the period extending from a Participant's employment termination date or date of death, whichever is applicable, to the date the Participant's Voluntary Deferral Account is distributed in full, the Administrator shall credit such Participant's Voluntary Deferral Account with earnings based on the investment election in effect on the Participant's date of termination or death, whichever is applicable.

           11.3.3 If a Participant elects to receive annual installments from his or her Voluntary Deferral Account pursuant to Section 10.3.2 hereof, the amount of each installment shall be adjusted, if necessary, to take into account the gains, losses or net income credited to his or her Voluntary Deferral Account since the last payment.

                    Part III - Administration and Adoption
                    --------------------------------------

ARTICLE XII.  ADMINISTRATION OF THE PLAN
-----------------------------------------

     12.1  Powers and Duties of the Administrator.  The Administrator shall be
           --------------------------------------
responsible for the operation and administration of the Plan, and shall have such powers as may be necessary or appropriate to carry out the provisions of the Plan and to perform its duties hereunder, including the power:

          12.1.1 To engage such persons as it deems necessary or advisable to assist in the administration of the Plan or to render advice with respect to the responsibilities of the Administrator under the Plan, including accountants, actuaries and attorneys.

          12.1.2 To make use of the services of employees of the Employer in administrative matters.

          12.1.3 To obtain and act on the basis of all tables, valuations, certificates, opinions, and reports furnished by the persons described in
Section 12.1.1 or 12.1.2 hereof.

          12.1.4 To determine all benefits and resolve all questions pertaining to the administration and interpretation of the Plan, either by rules of general applicability or by particular decisions. To the maximum extent permitted by law, all interpretations of the Plan and other decisions of the Administrator shall be conclusive and binding on all parties.

          12.1.5 To adopt such forms, rules and regulations as it shall deem necessary or appropriate for the administration of the Plan and the conduct of its affairs, provided that any such forms, rules and regulations shall not be inconsistent with the provisions of the Plan.

          12.1.6 To remedy any inequity from any incorrect information received by, or communicated to, the Administrator or from administrative error.

          12.1.7 To commence or defend in any legal or administrative proceeding any litigation arising from the operation of the Plan.

          12.1.8 To direct the Trustee as to how to make all elections required by the Insurance Policies, including, but not limited to, the selection of a death benefit qualification test, and to direct the Trustee to take whatever actions the Administrator deems necessary or appropriate in order to avoid having an Insurance Policy become a "modified endowment contract," as defined in Code section 7702A.

    12.2  Required Information.  A Participant and any beneficiary eligible to
          --------------------
receive benefits under the Plan shall furnish to the Administrator any information or proof requested by the Administrator and reasonably required for the proper administration of the Plan, including, but not limited to, the information required to obtain an Insurance Policy, as provided for in Section
7.5 hereof. Failure on the part of a Participant or beneficiary to comply with any such request within a reasonable period of time shall be sufficient grounds for delay in the payment of benefits under the Plan until such information or proof is received by the Administrator.

    12.3  Nonuniform Determinations.  Neither the Administrator's, the Plan
          -------------------------
Sponsor's or the Chairman of the Board's determinations or interpretations under the Plan need be uniform and may be made by the Administrator, the Plan Sponsor or the Chairman of the Board selectively among Participants (whether or not such Participants are similarly situated). Without limiting the generality of the foregoing, the Administrator and the Chairman of the Board shall be entitled, among other things, (a) to make nonuniform and selective determinations with respect to the acceleration of vesting, (b) the commencement of benefit payments, (c) the selection of Investment Options and (d) any other matters regarding the administration or operation of the Plan as to which either is responsible. Moreover, the Administrator, the Plan Sponsor or the Chairman of the Board may elect, in his or its sole discretion, to waive any requirement or restriction set forth in the Plan without being required to implement the same or a similar waiver for the same Participant at a future time or for other similarly situated Participants.

     12.4 Claims Procedure and Review.
          ---------------------------

          12.4.1 Claims for benefits under the Plan shall be filed in writing by a claimant with the Administrator. Within 60 days after receipt of such claim, the Administrator shall act on the claim and shall notify the claimant in writing as to whether the claim has been granted in whole or in part; provided, however, if the claimant has not received written notice of such decision within such 60-day period, the claimant shall, for the purpose of Section 12.4.3 hereof, regard his claim as having been denied.

          12.4.2 Any notice of denial of a claim, in whole or in part, shall set forth (i) the specific reason or reasons for the denial, (ii) reference to the Plan provisions on which the denial is based, and (iii) a copy of the Plan's claims and review provisions.

          12.4.3 Any claimant who has had a claim denied, in whole or in part, under the Plan shall be entitled, upon the filing of a written request for review with the Administrator within 60 days after receipt by the claimant of written notice of such denial (or, if the claimant had not received written notice of the decision within the 60-day period described in Section 12.4.1 hereof, within 120 days of receipt of the claim form by the Administrator), to appeal the denial of his claim to the Administrator.

          12.4.4 The claimant shall be entitled in connection with such appeal to examine pertinent documents and submit issues and comments in writing to the Administrator. Any decision on review by the Administrator shall be in writing, and shall include specific reasons for the decision (including reference to the Plan provisions on which the decision is based). Such decision shall be made by the Administrator not later than 60 days after receipt by it of the claimant's request for review.

     12.5 Designation of Trustee.  The Chairman of the Board shall name and
          ----------------------
designate a Trustee and shall enter into a Trust Agreement for the purpose of establishing the Rabbi Trust. The Chairman of the Board shall have the power, by a written instrument, to amend the Trust Agreement, remove the Trustee, and designate a successor Trustee, as provided in the Trust Agreement.

     12.6 Litigation.  In any action or judicial proceeding affecting the Plan
          ----------
and the Rabbi Trust, it shall be necessary to join as a party only the Plan Sponsor. Except as may be otherwise required by law, no Participant or beneficiary shall be entitled to any notice or service of process, and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

     12.7 Adoption by Participating Companies.
          -----------------------------------

          12.7.1 This Plan may be adopted by any parent, subsidiary, related or affiliated company which the Chairman of the Board shall designate and declare as eligible to adopt and participate in the Plan (an "adopting company"), subject to the following conditions:

                  12.7.1.1 Each employer who becomes an adopting company after the Effective Date shall execute and deliver such instruments as the Chairman of the Board shall deem necessary or desirable, including an instrument evidencing the joinder of the adopting company in the Plan and Trust Agreement; and

                  12.7.1.2 Each adopting company shall designate the Chairman of the Board as its agent to act for it in all transactions regarding the Plan, including, without limitation, its amendment and termination, as provided by
Article XIII hereof, as well as its administration, as provided by this Article XII.

          12.7.2 In the event of such adoption, the Administrator designated by the Chairman of the Board shall thereafter also act as the Administrator for the adopting company.

          12.7.3 The Plan shall be effective with respect to each adopting company and its employees on such date as shall be specified in the resolutions of such company's board of directors, authorizing the adoption of the Plan.

          12.7.4 The Participating Companies on the Effective Date shall be deemed to have satisfied the conditions set forth in this Section 12.7 by virtue of their participation in the Plan.

     12.8 Withdrawal from Plan.  Any Participating Company may withdraw from
          --------------------
this Plan at any time by giving ninety (90) days prior written notice to the Administrator. Such withdrawal shall be treated as a partial termination with respect to the Participants to whom such withdrawal applies. The withdrawing Employer shall thereafter cease to participate in this Plan and its Senior Executives shall cease to be eligible to participate in the Plan.

ARTICLE XIII.  GENERAL PROVISIONS
----------------------------------

     13.1 Funding.  This Plan shall be unfunded and credits to the Deferred
          -------
Benefit and Voluntary Deferral Accounts of each Participant shall not be set apart nor otherwise made available so that they may be drawn upon at any time, except as provided in this Plan. Neither any Participant nor any beneficiary shall have any rights, title or interest in such credits or any claim against them. Payments shall only be made at such times and in the manner expressly provided in the Plan, and the Employer shall only have a contractual obligation to make the payments when due. No notes or security for the payment of any Participant's benefit shall be issued or provided by the Employer. Except as otherwise provided for in the Trust Agreement, payment of benefits hereunder shall be made from the general assets of the Employer.

     13.2  Nonalienation.  No Participant or beneficiary shall pledge,
           -------------
hypothecate, anticipate, assign or in any way create a lien upon any amounts provided under this Plan, and no benefit payable hereunder shall be assignable in anticipation of payment either by voluntary or involuntary acts, or by operation of law. Moreover, no benefit payable under the Plan shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto. Further, (i) withholding of taxes from Plan benefit payments, (ii) the recovery under the Plan of overpayments of benefits previously made to a Participant or beneficiary, (iii) if applicable, the transfer of benefit rights from this Plan to another plan, or
(iv) the direct deposit of benefit payments to an account in a banking institution shall not be construed as an assignment or alienation. In the event that any Participant's or beneficiary's benefits hereunder are garnished or attached by order of any court, the Administrator may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid under the Plan. During the pendency of such action, any benefits that become payable shall be held as credits to the Participant's or beneficiary's Deferred Benefit Account or Voluntary Deferral Account or, if the Administrator prefers, paid into the court as they become payable, to be distributed by the court to the recipient who it deems proper at the close of such judicial preceding.

     13.3  No Employment Contract.  The establishment of this Plan shall not be
           ----------------------
construed to confer upon any Senior Executive the legal right to be retained in the employ of the Employer, or give a Senior Executive or any beneficiary, any right to any payment whatsoever, except to the extent of the benefits provided for hereunder.

     13.4  Incompetent Recipient.  If the Administrator determines that any
           ---------------------
person to whom a benefit is payable under the Plan is incompetent by reason of age or physical or mental disability, the Administrator shall have the power to cause the payments becoming due to such person to be made to another for his benefit without any responsibility to see to the application of such payments. Any payment made pursuant to such power shall, as to the amount of such payment, operate as a complete discharge of the Employer.

     13.5  Questions of Identity.  If at any time any doubt exists as to the
           ---------------------
identity of any person entitled to any payment hereunder or the amount or time of such payment, the Employer shall cause such sum to be held in the Rabbi Trust until such identity, amount or time is finally determined or until a final order of a court of competent jurisdiction is obtained. Notwithstanding the foregoing, the Employer shall also be entitled, in its sole discretion, to cause such sum to be paid into court in accordance with the appropriate rules of law.

     13.6  Effect on Other Benefits.  The benefits of each Participant shall be
           ------------------------
in addition to any benefits paid or payable to or on account of the Participant under any other pension, disability, equity, annuity or retirement plan or policy. However, any supplemental retirement income credited under this Plan shall not be deemed part of the Participant's total compensation for the purpose of computing benefits to which he may be entitled under any pension plan or other supplemental compensation arrangement, unless such plan or arrangement specifically provides to the contrary.

     13.7  Waiver of Liability.  No liability shall attach to or be incurred by
           -------------------
any officer or director of the Employer under or by reason of the terms, conditions and provisions contained in this Plan, or for the acts or decisions taken or made thereunder or in connection therewith; and as a condition precedent to the establishment of the Plan or the receipt of benefits hereunder, or both, such liability, if any, is expressly waived and released by each Participant and by any and all persons claiming under or through such Participant. Such waiver and release shall be conclusively evidenced by any act of participation in, or the acceptance of benefits under, the Plan.

     13.8  Injunctive Relief.  Without limiting the right of the Employer to
           -----------------
pursue all other available legal and equitable rights for violation of the covenants set forth in Article VIII hereof, the Participants shall be deemed to acknowledge that such other remedies cannot fully compensate the Employer for such violation, and that the Employer shall be entitled to injunctive relief to prevent violation or continuing violation of such covenants. The Participants shall also be deemed to intend and to agree that if, in any action before any court or agency legally empowered to enforce such covenants, any term, restriction, covenant or promise is found to be unreasonable and for that reason unenforceable, then such term, restriction, covenant or promise shall be deemed modified to the extent necessary to make it enforceable by such a court or agency.

     13.9  Conflicts.  In the event of any conflict between the terms and
           ---------
conditions of an Investment Option and the terms and conditions of this Plan, the terms and conditions of the Investment Option shall control.

     13.10 Amendment and Termination.  The Chairman of the Board shall have the
           -------------------------
sole authority to modify, amend or terminate the Plan, provided that no amendment or termination shall have an adverse effect upon rights which have vested or upon amounts which are being paid as of the date of such amendment or termination. Should this Plan be terminated, each Participant shall receive written notice of when such termination shall be effective.

           13.10.1 Notwithstanding the provisions of this Section 13.9, the Plan and the Trust Agreement may be amended at any time, retroactively if deemed necessary in the opinion of the Administrator, in order to ensure that the Plan is characterized as a non-qualified plan of deferred compensation maintained for a select group of management or highly compensated employees, as described under Code section 451 and under sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and to conform the Plan and the Rabbi Trust to the provisions and requirements of any applicable law (including ERISA and the Code) and to ensure that the Rabbi Trust is characterized as a grantor trust as described in Code sections 671 through
679. No such required amendment shall be considered prejudicial to any interest of a Participant or beneficiary hereunder.

           13.10.2 This Section 13.9.2 shall become operative on a complete termination of the Plan. The provisions of this Section 13.9.2 shall also become operative on a partial termination of the Plan, as determined by the Chairman of the Board, but only with respect to that portion of the Plan attributable to the Participants to whom the partial termination is applicable. Upon the effective date of any such event, notwithstanding any other provisions of the Plan, no persons who were not theretofore Participants shall be eligible to become Participants, and all nonvested interests of Participants not yet fully vested shall be forfeited unless the Chairman of the Board otherwise provides for full vesting. The value of the vested interests of all Participants and beneficiaries shall be determined and, after debiting such Deferred Benefit Account with its allocable shares of the estimated expenses arising from the liquidation of the Plan, the vested balance in each Participant's Deferred Benefit Account shall be paid to them as soon as is practicable after such termination. In the sole discretion of the Chairman of the Board, this payment may be made through the transfer to a Participant of the Insurance Policy on his life, as long as the terms of the Insurance Policy contemplate and authorize such a transfer.

     13.11  Suspension of Credits.  The Chairman of the Board shall also have
            ---------------------
the authority to suspend operation of the Plan on a temporary or a permanent basis. In the event of such suspension, the Employer shall continue all aspects of the Plan, other than the crediting of Deferral and Matching Contributions, during the period of the suspension. Benefit payments will also continue to be made during the period of the suspension in accordance with the provisions of the Plan.

     13.12  Participants' Status as General Creditors.  The Deferred Benefit and
            -----------------------------------------
Voluntary Deferral Accounts shall at all times represent the general obligation of the Employer. The Participant shall be a general creditor of the Employer with respect to this obligation, and shall not have a secured or preferred position with respect to his or her Deferred Benefit and Voluntary Deferral Accounts. Nothing contained herein shall be deemed to create a fiduciary relationship of any kind. Moreover, nothing contained herein shall be construed to eliminate any priority or preferred position of a Participant in a bankruptcy matter with respect to any claim for unpaid wages.

     13.13  Severability.  Should any provision of the Plan or any regulation
            ------------
adopted thereunder be deemed, or be held, to be unlawful or invalid for any reason, such fact shall not adversely affect the other Plan provisions or regulations, unless such invalidity shall render impossible or impractical the functioning of the Plan, and, in such case, the Chairman of the Board shall immediately adopt a new provision or regulation to take the place of the one held illegal or invalid.

     13.14  Notices.  Any notices required or permitted to be given under this
            -------
Plan shall be sufficient if in writing and if sent by certified mail, postage prepaid or if delivered by a nationally recognized overnight delivery service to the last known address of the Participant as shown on the Employer's personnel records or to the principal executive offices of the Plan Sponsor, marked to the attention of its General Counsel, as the case may be.

     13.15  Governing Law.  The Plan shall be governed by the internal laws of
            -------------
the Commonwealth of Pennsylvania, without regard to conflict of law principles.

     13.16  Binding Effect.  This Plan shall be binding upon each Senior
            --------------
Executive, his personal or legal representatives, executors, administrators, heirs, successors and assigns. In the event of a merger, consolidation, or reorganization involving the Employer, this Plan shall continue in force and become an obligation of the Employer's successor or successors.

     13.17  Gender and Number.  Whenever used in the Plan, the masculine shall
            -----------------
include the feminine and the singular shall include the plural.

     13.18  Headings.  The article and section headings contained herein are for
            --------
convenience of reference only and are not to be considered in the interpretation of the terms and conditions of the Plan.

ARTICLE XIV.  ADOPTION
-----------------------

     To record the adoption of this Plan, as amended and restated as of April 5, 1999, the Chairman of the Board on behalf of the Plan Sponsor and the other Employers has duly executed this amended and restated plan document on the 14th day of September, 1999, to be effective as of September 1, 1999.


                                        RADNOR HOLDINGS CORPORATION


                                        By:/s/ Michael T. Kennedy
                                           _________________________________
                                                       Chairman

                          RADNOR HOLDINGS CORPORATION

                       SENIOR EXECUTIVE RETIREMENT PLAN

                       (Amended as of September 1, 1999)

                          RADNOR HOLDINGS CORPORATION
                       SENIOR EXECUTIVE RETIREMENT PLAN
                       --------------------------------
                       (Amended as of September 1, 1999)

                               TABLE OF CONTENTS
                               -----------------

ARTICLE                                                             PAGE
-------                                                             ----
                   Part I - Supplemental Retirement Benefits

     I.       PURPOSE                                                1
     II.      DEFINITIONS                                            1
     III.     PARTICIPATION; CONTRIBUTIONS                           4
     IV.      INVESTMENTS AND ALLOCATIONS                            6
     V.       BENEFITS                                               8
     VI.      VESTING                                                10
     VII.     DEATH BENEFIT                                          11
     VIII.    PROHIBITED ACTIVITIES                                  12

                    Part II - Voluntary Deferral of Bonuses

     IX.    ELECTION TO DEFER A BONUS                                13
     X.     TIMING AND FORM OF DISTRIBUTION                          14
     XI.    VOLUNTARY DEFERRAL ACCOUNTS                              15

                     Part III - Administration and Adoption

     XII.     ADMINISTRATION OF THE PLAN                             16
     XIII.    GENERAL PROVISIONS                                     19
     XIV.     ADOPTION                                               22